UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)March 27, 1998(February 19,1998)

                                    333-03344
                            (Commission File Number)

                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


           Tennessee                                              62-1554135
State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization                            Identification Number)

       10440 Little Patuxent Parkway, Columbia, Maryland           21044
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500

 Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period February 19, 1998 through March 10, 1998, the acquisition of seven self-storage facilities (the "Acquired Facilities"). The Acquired Facilities contain approximately 436,531 square feet, are located in three states and were purchased for approximately $22,950,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee, and the assumption of two mortgages. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in
Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location             Seller                                         Date of Acquisition
--------             ------                                         -------------------
Collierville, TN     Collierville Mini Storage, L.L.C.                          2/19/98
Cordova, TN          Cordova Mini Storage, L.L.C.                               2/19/98
Cordova, TN          Cordova Villiage Mini Storage, L.L.C.                      2/19/98
Memphis, TN          Germantown Parkway Mini Storage, L.L.C.                    2/19/98
Las Vegas, NV        BHP Investors, A limited Liability Company                 2/24/98
Germantown, MD       Wisteria Storage Limited Partnership                       3/10/98
Columbia, MD         Columbia Vault Limited Partnership                         3/10/98

In addition,  the Company has five facilities  under contract (the  "Acquisition
Facilities") with an anticipated closing date of March 30, 1998. These facilities, containing approximately 285,671 square feet, are located in New
York state and have an estimated cost of $36,965,000. The acquisition of the Acquisition Facilities will be funded by cash generated from operations, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee, and units of limited partnership interest in the Company, ("Units"). The following provides certain additional information concerning the five pending acquisitions:

                                                                           Anticipated
Location             Seller                                         Date of Acquisition
--------             ------                                         -------------------
Vernon, NY           Metro Self Storage Bronx, Inc.                             3/30/98
New Rochelle, NY     Metro Self Storage Bronx, Inc.                             3/30/98
Bronx, NY            Metro Self Storage Bronx, Inc.                             3/30/98
Bronx, NY            Metro Self Storage Bronx, Inc.                             3/30/98
Bronx, NY            Metro Self Storage Bronx, Inc.                             3/30/98

The following unaudited data related to the Acquired and Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:

                                  Square        Rent per        Economic         Physical        Total          Contract
         Location                  Feet       Square Foot       Occupancy       Occupancy        Units           Price
         --------                  ----       ------------      ---------       ---------        -----           -----
Acquired Facilities:
Collierville, TN                  27,283            $8.18             65%              95%          245          $850,000
Cordova, TN                       72,020            $8.13             78%              98%          622        $3,650,000
Cordova, TN                       53,270            $8.11             77%              96%          404        $2,800,000
Memphis, TN                       54,425            $7.58             70%              96%          398        $2,500,000
Las Vegas, NV                     93,650            $4.99             81%              90%          567        $2,900,000
Germantown, MD                    69,208           $13.37             87%              95%          889        $5,500,000
Columbia, MD                      66,675           $13.14             84%              85%          640        $4,750,000
                            ----------------------------------------------------------------------------------------------
                                 436,531            $8.98             80%              93%        3,765       $22,950,000
                            =============                                                  ===============================

Acquisition Facilities:
Vernon, NY                        47,898           $17.08             79%              88%          788        $5,241,000
New Rochelle, NY                  48,510           $15.96             89%              94%          746        $5,010,000
Bronx, NY                         29,971           $17.42             89%              95%          591        $2,820,000
Bronx, NY                         46,643           $17.60             99%              97%          806        $6,780,000
Bronx, NY                        112,649           $17.04             87%              95%        1,994       $17,114,000
                            ----------------------------------------------------------------------------------------------
                                 285,671           $17.00             88%              94%        4,925       $36,965,000
                            =============                                                  ===============================

Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         * Acquired and Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Audited), and for the nine months ended September 30, 1997 (Unaudited).

         *        Notes  to  Acquired  and  Acquisition   Facilities  Historical
                  Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to  Unaudited  Pro Forma  Combined  Condensed  Financial
                  Statements.

(c)      Exhibits

         Exhibit           Description
         -------           -----------

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquired and Acquisition Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Acquired and Acquisition Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of SUSA Partnership, L.P.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired and Acquisition Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired and Acquisition Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
March 25, 1998


                                     ACQUIRED AND ACQUISITION FACILITIES

                                    HISTORICAL SUMMARIES OF COMBINED GROSS
                                    REVENUE AND DIRECT OPERATING EXPENSES
                                            (amounts in thousands)
                                                                      For the                   For the
                                                                    year ended             nine months ended
                                                                   December 31,              September 30,
                                                                       1996                      1997
                                                                --------------------     ----------------------
                                                                                              (unaudited)
                                                                                               (note 2)
Gross Revenue:
     Rental revenue                                                          $6,253                     $5,468
     Other revenue                                                              318                        318
                                                                --------------------     ----------------------

          Total gross revenue                                                 6,571                      5,786
                                                                --------------------     ----------------------

Direct Operating Expenses:
     Property operations and maintenance                                      1,083                        921
     Real estate taxes                                                          577                        410
                                                                --------------------     ----------------------

          Total direct operating expenses                                     1,660                      1,331
                                                                --------------------     ----------------------

Gross revenue in excess of direct operating expenses                         $4,911                     $4,455
                                                                ====================     ======================

                                           See accompanying notes.



                  NOTES TO ACQUIRED AND ACQUISITION FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Acquired and Acquisition Facilities") which have been acquired or are under contract to be acquired by SUSA Partnership, L.P. (the "Company").

                       Acquired and Acquisition Facilities

                                               Number of
                   Location                    Facilities
                   ------------------------------------------
                   Collierville, TN                        1
                   Cordova, TN                             2
                   Memphis, TN                             1
                   Germantown, MD                          1
                   Columbia, MD                            1
                   Las Vegas, NV                           1
                   Vernon, NY                              1
                   New Rochelle, NY                        1
                   Bronx, NY                               3


         The Historical Summaries for the Acquired and Acquisition Facilities with a total acquisition cost of $60,612 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Acquired and Acquisition Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired and Acquisition Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Acquired and Acquisition Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                             SUSA PARTNERSHIP, L.P.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired and Acquisition Facilities were purchased on September 30, 1997. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, have been prepared to reflect the acquisition of the Acquired and Acquisition Facilities as if the Acquired and Acquisition Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.




                                                      SUSA PARTNERSHIP, L.P.

                                            PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                     as of September 30, 1997
                                                            (Unaudited)
                                             (amounts in thousands, except unit data)

                                                     Historical        Acquired and                               Pro Forma
                                                        SUSA            Acquisition        Pro Forma                SUSA
                                                  Partnership, L.P.     Facilities        Adjustments         Partnership, L.P.
                                                  ------------------  ----------------  -----------------    --------------------
Assets:
      Investment in storage facilities, net            $  1,026,303      $     60,612       $    164,807 (a)        $  1,251,722
      Cash and equivalents                                    3,905                                                        3,905
      Other assets                                           41,841                                                       41,841
                                                  ------------------  ----------------  -----------------    --------------------
           Total assets                                $  1,072,049      $     60,612       $    164,807            $  1,297,468
                                                  ==================  ================  =================    ====================

 Liabilities and partners' capital
      Line of credit borrowings                        $     34,929      $     30,740       $    (43,532)(b)        $     22,137
      Mortgage notes payable                                 39,864             4,872                                     44,736
      Notes payable                                         200,000                              200,000 (c)             400,000
      Accounts payable and accrued expenses                  14,667                                                       14,667
      Rents received in advance                               6,553                                                        6,553
      Dividend payable                                       16,445                                                       16,445
      Minority interest                                       1,986                                                        1,986
                                                  ------------------  ----------------  -----------------    --------------------

           Total liabilities                                314,444            35,612            156,468                 506,524
                                                  ------------------  ----------------  -----------------    --------------------

Partners' capital
General partnership units 27,408,907
  and 24,723,027 outstanding                                677,419                                3,548 (d)             680,967
Limited partnership units 2,730,771
  and 1,903,797 outstanding                                  89,002            25,000              4,791 (e)             118,793
Notes receivable - employees                                 (8,816)                                                      (8,816)
                                                  ------------------  ----------------  -----------------    --------------------
          Total partners' capital                           757,605            25,000              8,339                 790,944
                                                  ------------------  ----------------  -----------------    --------------------

          Total liabilities and partners'
              capital                                  $  1,072,049      $     60,612       $    164,807            $  1,297,468
                                                  ==================  ================  =================    ====================

                             See accompanying notes.


                                                                9


                                                      SUSA PARTNERSHIP, L.P.

                                             PRO FORMA COMBINED CONDENSED STATEMENT OF
                                               OPERATIONS For the nine months ended
                                                        September 30, 1997
                                                            (Unaudited)
                                            (thousands, except per unit data)
                                                      Historical       Acquired and                          Pro Forma
                                                         SUSA           Acquisition      Pro Forma              SUSA
                                                   Partnership, L.P.    Facilities      Adjustments       Partnership, L.P.
                                                   -----------------   --------------  --------------     -----------------
Property Revenues:
Rental income                                            $  113,267       $    5,468      $   22,803 (f)        $  141,538
Management income                                                 -                                                      -
Other income                                                  2,213              318             375 (g)             2,906
                                                   -----------------   --------------  --------------     -----------------
     Total revenues                                         115,480            5,786          23,178               144,444
                                                   -----------------   --------------  --------------     -----------------

Property Expenses:
Cost of property operations
     and maintenance                                         28,359              921           5,042 (h)            34,322
Taxes                                                         9,403              410           1,840 (i)            11,653
General & administrative                                      4,656                            1,168 (j)             5,824
Depreciation & amortization                                  14,002                            4,286 (k)            18,288
                                                   -----------------   --------------  --------------     -----------------

     Total expenses                                          56,420            1,331          12,336                70,087
                                                   -----------------   --------------  --------------     -----------------

     Income from property operations                         59,060            4,455          10,842                74,357

Other Income (expenses):
   Interest expense                                         (11,604)                         (12,618)(l)           (24,222)
   Interest income                                              880                                                    880
                                                   -----------------   --------------  --------------     -----------------
Income before gain and minority interest                     48,336            4,455         (1,776)                51,015

Gain on exchange of self-storage facilities                   2,569                          (2,569) (m)                 -
                                                   -----------------   --------------  --------------     -----------------
Income before minority interest                              50,905            4,455         (4,345)                51,015

Minority interest                                              (250)                                                  (250)
                                                   -----------------   --------------  --------------     -----------------

   Net income                                            $   50,655       $    4,455      $   (4,345)           $   50,765
                                                   =================   ==============  ==============     =================

   Net income per unit
                                                         $     1.76                                             $     1.64
                                                   =================                                      =================

   Weighted average units outstanding                        28,848                                                 30,983
                                                   =================                                      =================
                                                 See accompanying notes.

                                                                10

                                                  SUSA PARTNERSHIP, L.P.

                                       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                               For the year ended December 31, 1996
                                                            (Unaudited)
                                                 (thousands, except per unit data)

                                                       Initial
                                                      Pro Forma        Acquired and                          Pro Forma
                                                         SUSA           Acquisition      Pro Forma              SUSA
                                                   Partnership, L.P.    Facilities      Adjustments       Partnership, L.P.
                                                   -----------------   --------------  --------------     -----------------

Property Revenues:
Rental income                                            $  130,839       $    6,253      $   40,321 (n)        $  177,413
Management income                                               485                                                    485
Other income                                                  1,715              318             959 (o)             2,992
                                                   -----------------   --------------  --------------     -----------------
     Total revenues                                         133,039            6,571          41,280               180,890
                                                   -----------------   --------------  --------------     -----------------

Property Expenses:
Cost of property operations
     and maintenance                                         33,530            1,083           9,626 (p)            44,239
Taxes                                                        10,827              577           2,689 (q)            14,093
General & administrative                                      4,722                            1,698 (r)             6,420
 Depreciation & amortization                                 16,097                            7,327 (s)            23,424
                                                   -----------------   --------------  --------------     -----------------
      Total expenses                                         65,176            1,660          21,340                88,176
                                                   -----------------   --------------  --------------     -----------------
     Income from property operations                         67,863            4,911          19,940                92,714

Other Income (expenses):
   Interest expense                                         (12,885)                         (19,413)(t)           (32,298)
   Interest income                                              687                                                    687
                                                   -----------------   --------------  --------------     -----------------
Income before gain and minority interest                     55,665            4,911             527                61,103

Gain on exchange of self-storage facilities                     288                            (288) (u)                 -
                                                   -----------------   --------------  --------------     -----------------

Income before minority interest                              55,953            4,911             239                61,103
Minority interest                                              (157)                                                  (157)
                                                   -----------------   --------------  --------------     -----------------

   Net income                                            $   55,796       $    4,911      $      239            $   60,946
                                                   =================   ==============  ==============     =================

   Net income per unit                                   $     2.10                                             $     1.97
                                                   =================                                      =================

   Weighted average units outstanding                        26,627                                                 30,983
                                                   =================                                      =================

                             See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except share/unit data)
                                   (Unaudited)



1.        SUSA Partnership, L.P.

         The historical financial information of SUSA Partnership, L.P. (the "Company") includes SUSA Management, Inc. ("SUSA Management").


2.        Acquired and Acquisition Facilities- Balance Sheet

         Amounts reflect the acquisition of seven facilities acquired from February 19, 1998 through March 10, 1998 for a price of $23,497 and five facilities under contract for a price of $37,115. The total acquisition price includes the purchase price of the facilities ($59,915) plus the Company's estimated average cost of $30 per property for capital improvements ($360) and other closing costs ($337). The total acquisition price was assumed to be funded with borrowings under the Company's lines of credit, the issuance of $25,000 of Units and the assumption of two mortgages with a combined principal balance of $4,872.


3.       SUSA Partnership, L.P. - Initial Pro Forma Statement of Operations

         The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5,400 square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock by Storage USA, Inc. (the "REIT") for net proceeds of approximately $220,528 and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996.


4.       Acquired and Acquisition Facilities - Statement of Operations

         The  statements  of  operations   for  the  Acquired  and   Acquisition
Facilities reflects the results of operations of the Acquired and Acquisition Facilities for the year ended December 31, 1996, and the results of operations of the Acquired and Acquisition Facilities for the nine months ended September 30, 1997, which are included in the Acquired and Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

5.      Pro Forma Adjustments - Balance Sheet
                                                                                                As of September 30, 1997
                                                                                                --------------------------
(a)     To record the acquisition of the 49 facilities purchased between October
        29, 1997 and January 30, 1998 (the "January 8-K/A Facilities").
                                                                                            $                     145,422
        To  record  the  acquisition  of the six  facilities  purchased  between
        January 9, 1998 and January 23, 1998 (the "February 8-K/A Facilities").             $                      19,385
                                                                                           ---- --------------------------
        Pro forma adjustment                                                                $                     164,807

(b)     To record the pro forma payoff of the line of credit with funds received from the issuance of the $200,000 of notes  payable  after  covering the costs  of the  acquisition  of the  January  8-K/A  Facilities  and  the
        February 8-K/A Facilities.                                                          $                     (43,532)

(c)     To record the issuance of the $100,000, 7.0% notes payable and the $100,000,
        7.5% notes payable issued December 5, 1997.                                         $                     200,000

(d)     To record the issuance of 92 shares of common stock by the REIT in exchange for
        facilities acquired.                                                                $                       3,548

(e)     To record the issuance of 125 Units in exchange for facilities acquired.            $                       4,791


6.      Pro Forma Adjustments - Statement of Operations
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
(f)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $                        6,086

        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $                        1,155
        To reduce rental income for six facilities that are included in the SUSA
        Partnership, L.P. historical balances (the "Historical Balances") and were
        exchanged for eight facilities on May 20, 1997.                                    $                       (1,375)




                                       13

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To record rental income for the nine facilities acquired during the third
        quarter of 1997 from January 1, 1997 to the date acquired.                         $                        2,576
        To record rental income for the January 8-K/A Facilities.                          $                       13,077
        To record rental income for the February 8-K/A Facilities.                         $                        1,284
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                       22,803

(g)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $                          101
        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997 from January 1, 1997 to the date acquired.                      $                           43

        To reduce  other  income for six  facilities  that are  included  in the
        Historical  Balances and were exchanged for eight  facilities on May 20,
        1997.                                                                              $                           (3)

        To record other income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired.                                 $                           63
        To record other income for the January 8-K/A Facilities.                           $                          127
        To record other income for the February 8-K/A Facilities.                          $                           54
        To reduce management income for the managed property acquired on May 15, 1997, based on actual management fees earned by the company from January 1, 1997 to
        the acquisition date.                                                              $                          (10)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                          375

(h)     To record cost of property operations and maintenance for the 39 audited facilities  acquired during the first six months of 1997 from January 1,
        1997 to the date acquired.                                                         $                        1,362
        To record cost of property operations and maintenance for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to
        the date acquired.                                                                 $                          280
        To reduce cost of property operations and maintenance for six facilities that are included in the Historical Balances and were exchanged for eight facilities
        on May 20, 1997.                                                                   $                        (383)
        To record cost of property operations and maintenance for the nine facilities acquired during the third quarter of 1997 from January 1, 1997 to the date
        acquired                                                                           $                          539


                                       14

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)
6.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To record cost of property operations for the January 8-K/A Facilities.            $                        2,753

        To record cost of property operations for the February 8-K/A Facilities.           $                          491
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                        5,042

(i)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                          519
        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                          129
        To reduce taxes for six facilities that are included in the Historical Balances
        and were exchanged for eight facilities on May 20, 1997.                           $                         (206)
        To record taxes for the nine facilities acquired during the third quarter of
        1997 from January 1, 1997 to the date acquired                                     $                          193
        To record taxes for the January 8-K/A Facilities.                                  $                        1,083
        To record taxes for the February 8-K/A Facilities.                                 $                          122
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                        1,840

(j)     To reflect an estimated increase in general and administrative expense based on
        results subsequent to acquisition.                                                 $                        1,168

(k)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $                        1,763

        To record  depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888  of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $                          354

        To record depreciation for the nine facilities acquired during the third quarter of 1997 based on  approximately  $27,664 of the  purchase  price
        being allocated to depreciable assets, based on a 40-year life.                    $                          519
        To record depreciation for the January 8-K/A Facilities based on approximately
        $106,158 of the purchase price being allocated to depreciable assets, based on a
        40 year life.                                                                      $                        1,990



                                       15

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To  record  depreciation  for the  February  8-K/A  Facilities  based on
        approximately   $14,151  of  the  purchase  price  being   allocated  to
        depreciable assets, based on a 40 year life.                                       $                          265
        To record depreciation for the Acquired and Acquisition Facilities based on
        $44,247 of the purchase price being allocated to depreciable assets, based on a
        40 year life.                                                                      $                          830
        Less: Depreciation included in the Historical balance relating to the facilities
        acquired during the first nine months of 1997.                                     $                       (1,295)
        To reduce depreciation for six facilities that are included in the Historical
        Balances and were exchanged for eight facilities on May 20, 1997.                  $                         (140)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                        4,286

(l)     To reflect the reduction in interest  expense from the pro forma line of credit reduction of $55,262 at a weighted average interest rate of 7.00%
        after assuming all financing transactions to occur on January 1, 1997.             $                          133
        To remove historical line of credit interest expense.                              $                        2,218
        To reflect  the pro forma  effect of  additional  interest  expense  and amortization  of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1997.                                       $                       (3,473)
        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.0% notes payable assumed to
        occur on January 1, 1997.                                                          $                       (5,334)
        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.5% notes payable assumed to
        occur on January 1, 1997.                                                          $                       (5,738)
        To reflect interest expense on mortgage notes payable from January 1, 1997 to the date of acquisition for the $10,920 mortgages assumed during the period
        January 1, 1997 to March 10, 1998.                                                 $                         (609)
        To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997 occurred on
        January 1, 1997.                                                                   $                          185
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                      (12,618)




                                       16

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------

(m)     To remove gain on exchange of self-storage facilities                              $                       (2,569)

                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
(n)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997.                                                      $                       16,664
        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 .                                                         $                        3,306
        To record rental income for the nine facilities acquired during the third
        quarter of 1997.                                                                   $                        5,215
        To record rental income for the January 8-K/A Facilities.                          $                       17,328
        To record rental income for the February 8-K/A Facilities.                         $                        1,025
        To reduce rental income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                       (3,217)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                       40,321

(o)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997.                                                          $                          313
        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997.                                                                $                           95
        To record other income for the nine facilities acquired during the third quarter
        of 1997.                                                                           $                          210
        To record other income for the January 8-K/A Facilities.                           $                          338
        To record other income for the February 8-K/A Facilities.                          $                           40
        To reduce other income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                          (10)
        To reduce management income for the managed property acquired on May 15,
        1997,  based on actual  management fees earned by the company during the
        year ended December 31, 1996.                                                      $                          (27)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                          959

(p)     To record cost of property operations and maintenance for the 39 audited
        facilities acquired during the first six months of 1997.                           $                        3,863


                                       17

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
        To record cost of property operations and maintenance for the 14 unaudited
        facilities acquired during the first six months of 1997.                           $                        1,061
        To record cost of property operations and maintenance for the nine facilities
        acquired during the third quarter of 1997.                                         $                        1,146
        To record cost of property operations and maintenance for the January 8-K/A
        Facilities.                                                                        $                        3,911
        To record cost of property operations and maintenance for the February 8-K/A
        Facilities.                                                                        $                          375
        To reduce cost of property operations and maintenance for six facilities that are included in the Initial Pro Forma balances and were exchanged for eight
        facilities on May 20, 1997.                                                        $                        (730)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                        9,626

(q)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997.                                                                    $                        1,082
        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997.                                                                    $                          291
        To record taxes for the nine facilities acquired during the third quarter of
        1997.                                                                              $                          460
        To record taxes for the January 8-K/A Facilities.                                  $                        1,390
        To record taxes for the February 8-K/A Facilities.                                 $                           43
        To reduce taxes for six facilities that are included in the Initial Pro Forma
        balances and were exchanged for eight facilities on May 20, 1997.                  $                         (577)
                                                                                           ---- --------------------------
        Pro forma adjustment                                                               $                        2,689

(r)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                $                        1,698

(s)      To record  depreciation for the 39 audited  facilities  acquired during the first six  months of 1997,  based on  approximately  $94,047 of the purchase  price being  allocated to depreciable  assets,  based on a 40
         year life.                                                                        $                        2,351

         To record depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888 of the purchase  price being  allocated to depreciable  assets,  based on a 40
         year life.                                                                        $                          472



                                       18

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
         To record  depreciation  for the nine  facilities  acquired  during the third  quarter of 1997 based on  approximately  $27,664 of the purchase
         price being allocated to depreciable assets, based on a 40-year life.             $                          692
         To record depreciation for the January 8-K/A Facilities based on approximately
         $106,158 of the purchase price being allocated to depreciable assets, based on
         a 40 year life.                                                                   $                        2,654
         To record depreciation for the January 8-K/A Facilities based on approximately
         $106,158 of the purchase price being allocated to depreciable assets, based on
         a 40 year life.                                                                   $                          354
         To record depreciation for the Acquired Facilities based on $44,247 of the
         purchase price being allocated to depreciable assets, based on a 40 year life.    $                        1,106
         To reduce  depreciation  for six  facilities  that are  included in the
         Initial Pro Forma balances and were  exchanged for eight  facilities on
         May 20, 1997.                                                                     $                         (302)
                                                                                           ---- --------------------------
         Pro forma adjustment                                                              $                        7,327

(t)      To reflect the interest expense on the pro forma line of credit balance decrease of $55,262 at a weighted  average interest rate of 6.99% after effect of assuming all  financing  transactions  to occur on January 1,
         1996.                                                                             $                        3,863
         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
         payable assumed to occur on January 1, 1996.                                      $                       (8,336)
         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.0% notes payable assumed to
         occur on January 1, 1996.                                                         $                       (7,112)
         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.5% notes payable assumed to
         occur on January 1, 1996.                                                         $                       (7,651)
         To reflect interest expense on mortgage notes payable from the $10,920 of
         mortgages assumed during the period January 1, 1997 to March 10, 1998.            $                       (1,013)
         To reflect the pro forma  effect on interest of assuming  the payoff of all  mortgages  that were paid off during the first nine months of 1997
         occurred on January 1, 1996.                                                      $                          836


                                       19

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (dollar amounts in thousands, except share/unit data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                           ---- --------------------------
         Pro forma adjustment                                                              $                      (19,413)

(u)      To remove gain on exchange of self-storage facilities                             $                         (288)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DATED:  March 27, 1998

                                  SUSA PARTNERSHIP, L.P.
                                  By STORAGE USA, INC.,
                                  General Partner

                                  By: /s/ Dennis A. Reeve
                                  Dennis A. Reeve
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)